UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): September 1, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                  1-13408                  56-1362926
 (State or Other Jurisdiction     (Commission File Number)     (IRS Employer
       of Incorporation)                                     Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code    (214) 378-8992


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01.  Regulation FD Disclosure

         On September 1, 2005, the Company announced in a press release that its Digital Audio Corporation (DAC) business unit, based in Research Triangle Park, N.C., received orders from a U.S. federal law enforcement agency for audio processing and other related equipment. Totaling approximately $750 thousand, the orders are expected to be substantially delivered in 2005.

         The Company also announced in the same press release that DAC's technology will be featured along with DRI's new transit security-related products and services during the American Public Transportation Association International Public Transportation Expo (APTA Expo 2005), September 26-28, 2005, at the Dallas Convention Center.

         A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.        Financial Statements and Exhibits

(a)    Exhibits.
       99.1       Press release dated September 1, 2005.



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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DIGITAL RECORDERS, INC.

Date: September 1, 2005                        By:  /s/ DAVID N. PILOTTE
                                                   -----------------------------
                                                    David N. Pilotte
                                                    Chief Financial Officer





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INDEX TO EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
------    -----------
  99.1    Press release dated September 1, 2005.